SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




      Delaware                           1-777                  26-0037077
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation )                                      Identification No.)

6501 Legacy Drive
Plano, Texas                                                          75024-3698
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Item 5.  Other Events and Regulation FD Disclosure

     On September 6, 2002, J. C. Penney Company, Inc. submitted to the Securities and Exchange Commission ("Commission") the Statements under Oath of Principal Executive Officer and Principal Financial Officer ("Sworn Statements") in accordance with the Commission's June 27, 2002, order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. A copy of the Sworn Statements is filed herewith as Exhibits 99.1 and 99.2, and incorporated by reference herein.

     On September 6, 2002, J. C. Penney Company, Inc. submitted to the Securities and Exchange Commission ("Commission") the Chief Executive Officer and Chief Financial Officer Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Certifications"). A copy of the Certifications is filed herewith as Exhibits 99.3 and 99.4, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Statement  Under  Oath  of  Allen  I.  Questrom,   Principal
                    Executive Officer of J. C. Penney Company, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.2 Statement  Under  Oath of  Robert  B.  Cavanaugh,  Principal
                    Financial Officer of J. C. Penney Company, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.3 Certification by Chief Executive Officer Required by Section
                    906 of the Sarbanes-Oxley Act of 2002.

               99.4 Certification by Chief Financial Officer Required by Section
                    906 of the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  J. C. PENNEY COMPANY, INC.


                                                 By:   /s/ Charles R. Lotter
                                                -------------------------------
                                                   Charles R. Lotter
                                                   Executive Vice President,
                                                   Secretary and General Counsel

Date:  September 6, 2002